METROPOLITAN SERIES FUND	SUMMARY PROSPECTUS May 1, 2016

Met/Wellington Balanced Portfolio

(formerly, WMC Balanced Portfolio)

Class A, Class B and Class E Shares

Before you invest, you may want to review the Portfolio’s Prospectus, which contains more information about the Portfolio and its risks. You can find the Portfolio’s Prospectus and other information about the Portfolio (including the documents listed below) online at www.metlife.com/variablefunds. You can also get this information at no cost by calling 1-800-638-7732 or by sending an e-mail request to RCG@metlife.com. The Portfolio’s Prospectus and Statement of Additional Information, both dated May 1, 2016, and the Portfolio’s financial statements for the year ended December 31, 2015, including the notes to the financial statements, the financial highlights and the report of the Portfolio’s independent registered public accounting firm, all of which are included in the Annual Report of the Portfolio, dated December 31, 2015, are all incorporated by reference into this Summary Prospectus. This Summary Prospectus is intended for individuals who have purchased certain variable life insurance policies and variable annuity contracts (collectively, “Contracts”) from Metropolitan Life Insurance Company and its affiliates and is not intended for use by other investors.

Investment Objectives

Long term capital appreciation with some current income.

Fees and Expenses of the Portfolio

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges. If Contract expenses were reflected, the fees and expenses in the table and Example would be higher.

Shareholder Fees (fees paid directly from your investment)—None

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class B	Class E
Management Fee	0.46%	0.46%	0.46%
Distribution and/or Service (12b-1) Fees	None	0.25%	0.15%
Other Expenses	0.08%	0.08%	0.08%

Total Annual Portfolio Operating Expenses	0.54%	0.79%	0.69%

Example

The following Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$55	$174	$302	$678
Class B	$81	$253	$440	$981
Class E	$71	$221	$385	$861

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 299% of the average value of its portfolio.

Principal Investment Strategies

Wellington Management Company LLP (“Wellington Management” or “Subadviser”), subadviser to the Portfolio, invests the Portfolio’s assets, under normal circumstances, in (1) U.S. and foreign debt securities and (2) equity securities of U.S. companies and, to a lesser extent, of foreign companies. The amount of assets invested in fixed income securities and equity securities will depend upon economic conditions, the general level of common stock prices, interest rates and other relevant considerations. Under normal circumstances, the Portfolio invests approximately 40% of its assets in fixed income securities and approximately 60% in equity securities.

The fixed income portion of the Portfolio invests primarily in U.S. and foreign investment grade debt securities denominated in U.S. dollars such as government bonds, corporate bonds, mortgage-backed securities and asset-backed securities. In addition, opportunistic investments are established in higher-risk/higher-return segments of the global bond market, such as U.S. corporate high yield bonds (commonly known as “junk bonds”), non-dollar denominated foreign government bonds, bank loans and emerging markets debt, with a maximum aggregate weight of 30% of the Portfolio’s fixed income investments. The fixed income portion of the Portfolio is managed according to a disciplined investment process that combines the best aspects of both team-based strategy development and individual portfolio manager flexibility. The team sets interest rate duration and sector allocation strategy guidelines. Once the team has established the guidelines, the fixed income portfolio managers turn to Wellington Management’s in-house fixed income credit analysts for their bottom-up analysis and security recommendations. The fixed income portfolio managers then consider analyst recommendations in making final buy and sell decisions. Risk is monitored by Wellington Management throughout the investment process and managed at the security, sector, and portfolio levels.

The fixed income portion of the Portfolio also may utilize derivatives such as futures, including credit default index futures, options, forwards, or swaps, including credit default swaps, and may invest in mortgage dollar rolls. The fixed income portion’s average duration ranges between +/- 1.5 years of the average duration of the Barclays U.S. Aggregate Bond Index. Up to 20% of the Portfolio’s total net assets allocated to fixed income securities may be invested in non-U.S. dollar denominated issues and currencies, and up to 20% of the Portfolio’s total net assets allocated to fixed income securities may be invested in debt obligations below investment grade (also known as “junk bonds”), but these two instruments will not combine to exceed 30% of Portfolio assets allocated to fixed income securities.

The equity portion of the Portfolio invests primarily in equity securities of U.S. companies and, to a lesser extent, of foreign companies. Equity securities may include common stocks, preferred stocks, securities convertible into common or preferred stocks, American Depositary Receipts (“ADRs”), rights and warrants.

The Portfolio may also invest in forward commitments and when-issued and delayed delivery securities.

In managing the equity portion of the Portfolio, Wellington Management allocates the Portfolio’s assets across a variety of industries, selecting companies in each industry based on the research of Wellington Management’s team of global industry analysts. The Portfolio typically seeks to maintain representation in each major industry represented by broad-based, large cap U.S. equity indices. Wellington Management may invest up to 15% of the Portfolio’s total net assets allocated to equity securities in securities of foreign issuers and non-dollar denominated securities.

In analyzing a prospective investment for the equity portion of the Portfolio, Wellington Management utilizes a “bottom-up” approach, which is the use of fundamental analysis to identify specific securities for purchase or sale. Fundamental analysis of a company involves the assessment of a variety of factors, including the company’s business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of valuation and growth potential.

Principal Risks

As with all mutual funds, there is no guarantee that the Portfolio will achieve its investment objective. You could lose money by investing in the Portfolio. An investment in the Portfolio through a Contract is not a deposit or obligation of, or guaranteed by, any bank, and is not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. Government.

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in more detail in “Principal Risks of Investing in the Portfolio” in the Prospectus, any of which could cause the Portfolio’s return or the price of its shares to decrease or could cause the Portfolio’s yield to fluctuate.

Market Risk.    The Portfolio’s share price can fall because of, among other things, a decline in the market as a whole, deterioration in the prospects for a particular industry or company, or changes in general economic conditions, such as prevailing interest rates or investor sentiment. Significant disruptions to the financial markets could adversely affect the liquidity and volatility of securities held by the Portfolio.

Market Capitalization Risk.    Investing primarily in issuers in one market capitalization category (large, medium or small) carries the risk that due to current market conditions that category may be out of favor with investors. Larger, more established companies may be unable to respond quickly to new competitive challenges or attain the high growth rate of successful smaller companies. Stocks of smaller companies may be more volatile than those of larger companies due to, among other things, narrower product lines, more limited financial resources and fewer experienced managers. In addition, there is typically less publicly available information about small capitalization companies, and their stocks may have a more limited trading market than stocks of larger companies.

Interest Rate Risk.    The value of the Portfolio’s investments in fixed income securities may decline when prevailing interest rates rise or increase when interest rates fall. The longer a security’s maturity or duration, the greater its value will change in response to changes in interest rates. The interest earned on the Portfolio’s investments in fixed income securities may decline when prevailing interest rates fall. Changes in prevailing interest rates, particularly sudden changes, may also increase the level of volatility in fixed income and other markets, increase redemptions in the Portfolio’s shares and reduce the liquidity of the Portfolio’s debt securities and other income-producing holdings. Changes in interest rate levels are caused by a variety of factors, such as central bank monetary policies, inflation rates, and general economic and market conditions.

Credit and Counterparty Risk.    The value of the Portfolio’s investments may be adversely affected if a security’s credit rating is downgraded; an issuer of an investment held by the Portfolio fails to pay an obligation on a timely basis, otherwise defaults or is perceived by other investors to be less creditworthy; or a counterparty to a derivatives or other transaction with the Portfolio files for bankruptcy, becomes insolvent, or otherwise becomes unable or unwilling to honor its obligation to the Portfolio.

Met/Wellington Balanced Portfolio

Mortgage-Backed and Asset-Backed Securities Risk.    The value of investments in mortgage-backed and asset-backed securities is subject to interest rate risk and credit risk. These securities are also subject to the risk that issuers will prepay the principal more quickly or more slowly than expected, which could cause the Portfolio to invest the proceeds in less attractive investments or increase the volatility of their prices. To the extent mortgage-backed and asset-backed securities held by the Portfolio are backed by lower rated securities, such as sub-prime obligations, or are subordinated to other interests in the same mortgage or asset pool, the likelihood of the Portfolio receiving payments of principal or interest may be substantially limited.

Loan Investment Risk.    Investments in loans expose the Portfolio to interest rate risk and the credit and counterparty risk of the underlying borrowers of those loans. No active trading market may exist for certain loans. Moreover, adverse market conditions may impair the liquidity of some actively traded loans. The Portfolio may have difficulty valuing and selling loans that are illiquid or are less actively traded. Loans are also subject to the risk that borrowers will prepay the principal more quickly than expected, which could cause the Portfolio to reinvest the repaid principal in investments with lower yields, thereby exposing the Portfolio to a lower rate of return. There may be limited amount of public information about the loans in which the Portfolio may invest. Purchases and sales of loans are generally subject to contractual restrictions that may impede the Portfolio’s ability to buy or sell loans and may negatively affect the transaction price. Loan transactions may take longer than seven days to settle, and the Portfolio may hold cash, sell investments, or temporarily borrow from banks or other lenders in order to meet short-term liquidity needs. The Portfolio may not be entitled to rely on the anti-fraud protections of the federal securities laws with respect to any loans it owns in the event of fraud or misrepresentation by a borrower. The Portfolio’s purchase and sale of loans may involve the risk of market manipulation by a borrower. Any investments in below investment grade loans and other debt securities expose a portfolio to greater market risk and credit and counterparty risk than a portfolio that invests only in investment grade loans and debt securities. Lower rated securities also may be subject to greater price volatility than higher rated investments.

High Yield Debt Security Risk.    High yield debt securities, or “junk” bonds, may be more susceptible to market risk and credit and counterparty risk than investment grade debt securities because issuers of high yield debt securities are less secure financially and their securities are more sensitive to downturns in the economy. In addition, the secondary market for high yield debt securities may not be as liquid as that for higher rated debt securities.

Foreign Investment Risk.    Investments in foreign securities tend to be more volatile and less liquid than investments in U.S. securities because, among other things, they involve risks relating to political, social and economic developments abroad, as well as risks resulting from differences between the regulations and reporting standards and practices to which U.S. and foreign issuers are subject. To the extent foreign securities are denominated in foreign currencies, their values may be adversely affected by changes in currency exchange rates. All of the risks of investing in foreign securities are typically increased by investing in emerging market countries. To the extent the Portfolio invests in foreign sovereign debt securities, it may be subject to additional risks.

Mortgage Dollar Roll Transactions Risk.    Mortgage dollar roll transactions are subject to the risk that the value of the securities the Portfolio is obligated to purchase may decline below the agreed upon purchase price. In addition, the Portfolio may incur higher transaction costs if its mortgage dollar roll transactions lead to higher portfolio turnover. These transactions also may subject the Portfolio to a form of investment leverage.

Credit Default Swap Risk.    Credit default swaps may increase credit and counterparty risk (depending on whether the Portfolio is the buyer or seller of the swaps), and they may in some cases be illiquid. Credit default swaps also may be difficult to trade or value, especially in the event of market disruptions. Credit default swap transactions in which the Portfolio is the seller may require that the Portfolio liquidate portfolio securities when it may not be advantageous to do so in order to satisfy its obligations or to meet segregation requirements.

Derivatives Risk.    The Portfolio may invest in derivatives to obtain investment exposure, enhance return or “hedge” or protect its assets from an unfavorable shift in the value or rate of a reference instrument. Derivatives can significantly increase the Portfolio’s exposure to market risk, credit and counterparty risk and other risks. Derivatives may be illiquid and difficult to value. Because of their complex nature, some derivatives may not perform as intended. As a result, the Portfolio may not realize the anticipated benefits from a derivative it holds or it may realize losses. Derivative transactions may create investment leverage, which may increase the Portfolio’s volatility and may require the Portfolio to liquidate portfolio securities when it may not be advantageous to do so.

Forward Commitment, When-Issued and Delayed Delivery Securities Risk.    Investments in forward commitments and when-issued and delayed delivery securities are subject to the risk that the value or yield of the securities the Portfolio is obligated to purchase may decline below the agreed upon purchase price or expected yield before the securities are actually issued or delivered. These investments may create a form of investment leverage, which may increase the Portfolio’s volatility and may require the Portfolio to liquidate portfolio securities when it may not be advantageous to do so.

Convertible Securities Risk.    Investments in convertible securities may be subject to market risk, credit and counterparty risk, interest rate risk and other risks associated with investments in equity and fixed income securities, depending on the price of the underlying security and the conversion price. In addition, a convertible security may be bought back by the issuer at a time and a price that is disadvantageous to the Portfolio.

Met/Wellington Balanced Portfolio

Portfolio Turnover Risk.    The investment techniques and strategies utilized by the Portfolio might result in a high degree of portfolio turnover. High portfolio turnover rates will increase the Portfolio’s transaction costs, which can adversely affect the Portfolio’s performance.

Past Performance

The information below provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and how the Portfolio’s average annual returns over time compare with those of broad-based securities market indexes and a blended index. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns. Effective February 3, 2014, Wellington Management became the subadviser to the Portfolio. Investment performance prior to that date is attributable to the Portfolio’s former subadvisers.

Year-by-Year Total Return for Class A Shares as of December 31 of Each Year

Highest Quarter	3rd – 2009	10.65%
Lowest Quarter	4th – 2008	-11.19%

Average Annual Total Return as of December 31, 2015

	1 Year	5 Years	10 Years
Class A	2.58%	9.79%	6.09%
Class B	2.29%	9.52%	5.82%
Class E	2.41%	9.62%	5.93%
S&P 500 Index (reflects no deduction for mutual fund fees or expenses)	1.38%	12.57%	7.31%
Russell 1000 Index (reflects no deduction for mutual fund fees or expenses)	0.92%	12.44%	7.40%
Barclays U.S. Aggregate Bond Index (reflects no deduction for mutual fund fees or expenses)	0.55%	3.25%	4.51%
Blended Index (60% S&P 500 Index & 40% Barclays U.S. Aggregate Bond Index) (reflects no deduction for mutual fund fees or expenses)	1.28%	8.95%	6.48%

Management

Adviser.    MetLife Advisers, LLC (“MetLife Advisers”), is the Portfolio’s investment adviser.

Subadviser.    Wellington Management Company LLP is the subadviser to the Portfolio.

Portfolio Managers.    The equity portion of the Portfolio is managed by a team led by Cheryl M. Duckworth, Senior Managing Director and Associate Director of Global Industry Research affiliated with Wellington Management and located outside the U.S., and Mark D. Mandel, Senior Managing Director and Director of Global Industry Research of Wellington Management, while the fixed income portion of the Portfolio is managed by a team led by Joseph F. Marvan, Senior Managing Director and Fixed Income Portfolio Manager of Wellington Management, Lucius T. Hill III, Senior Managing Director and Fixed Income Portfolio Manager of Wellington Management, Campe Goodman, Senior Managing Director and Fixed Income Portfolio Manager of Wellington Management and Robert D. Burn, Managing Director and Fixed Income Portfolio Manager of Wellington Management. Ms. Duckworth and Messrs. Mandel, Marvan, and Goodman have been managers of the Portfolio since 2014. Mr. Burn has been a manager of the Portfolio since May 2016. In June 2016, Mr. Hill will no longer manage the fixed income portion of the Portfolio. Messrs. Marvan, Goodman and Burn will remain as portfolio managers of the fixed income portion of the Portfolio.

Purchase and Sale of Portfolio Shares

Shares of the Portfolio are only sold to separate accounts of Metropolitan Life Insurance Company and its affiliates to fund Contracts. For information regarding the purchase and sale of the Portfolio’s shares, please see the prospectus for the relevant Contract.

Tax Information

For information regarding the tax consequences of Contract ownership, please see the prospectus for the relevant Contract.

Payments to Broker-Dealers and Other Financial Intermediaries

The Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts issued by insurance companies that are affiliated with the Portfolio and MetLife Advisers. As a result of these affiliations, the insurance companies may benefit more from offering the Portfolio as an investment option in the Contracts than offering other unaffiliated portfolios. The Portfolio and its related companies may also make payments to the sponsoring insurance companies (or their affiliates) for distribution and/or other services. The benefits to the insurance companies of offering the Portfolio over unaffiliated portfolios and these payments may be factors that the insurance companies consider in including the Portfolio as an underlying investment option in the Contracts and may create a conflict of interest. The prospectus for your Contract contains additional information about these payments.

Met/Wellington Balanced Portfolio

4